Exhibit 10.58

GUARANTY AGREEMENT

THIS GUARANTY dated February     , 2008 (together with any amendments or modifications hereto in effect from time to time, the “Guaranty”), made by COMSTOCK POTOMAC YARD, L.C., a Virginia limited liability company having an address at                                                               (“Guarantor”), in favor of STONEHENGE FUNDING, LC, having an office at 11465 Sunset Hills Road, #620, Reston, Virginia 20190 (“Lender”).

To induce Lender to make loans, extensions of credit or other financial accommodations to COMSTOCK HOLDING COMPANIES, INC. (“Borrower”), now or in the future, to secure the observance, payment and performance of the Liabilities (as defined below), and with full knowledge that Lender would not make the said loans, extensions of credit or financial accommodations without this Guaranty Agreement, which shall be construed as a contract of suretyship, Guarantor jointly and severally, and unconditionally agrees as follows:

1. LIABILITIES GUARANTEED.

1.1. Guarantor, jointly and severally, hereby guarantees and becomes surety to Lender for the full, prompt and unconditional payment of the Liabilities (as defined below), when and as the same shall become due, whether at the stated maturity date, by acceleration or otherwise, and the full, prompt and unconditional performance of each term and condition to be performed by Borrower under the Loan Documents (as defined below). This Guaranty is a primary obligation of Guarantor and shall be a continuing inexhaustible Guaranty. This is a guaranty of payment and not of collection. Lender may require Guarantor to pay and perform its liabilities and obligations under this Guaranty and may proceed immediately against Guarantor without being required to bring any proceeding or take any action against Borrower, any other guarantor or any other person, entity or property prior thereto, the liability of Guarantor hereunder being joint and several, and independent of and separate from the liability of Borrower, any other guarantor or person, and the availability of other collateral security for the Note and the other Loan Documents.

2. DEFINITIONS.

2.1. “Note” means that certain Promissory Note of even date herewith in the principal amount of Four Million and 00/100 Dollars ($4,000,000) from Borrower to Lender.

2.2. “Loan Documents” shall have the meaning set forth in the Note. The terms of the Loan Documents are hereby made a part of this Guaranty to the same extent and with the same effect as if fully set forth herein.

2.3 “Liabilities” means, collectively: (i) the repayment of all sums due under the Note (and all extensions, renewals, replacements and amendments thereof) and the other Loan Documents; (ii) the performance of all terms, conditions and covenants set forth in the

Loan Documents; and (iii) all other obligations or indebtedness of Borrower to Lender whenever borrowed or incurred, including without limitation, principal, interest, fees, late charges and expenses, including reasonable attorneys’ fees.

2.4 All capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Documents.

3. REPRESENTATION AND WARRANTIES. Guarantor represents and warrants to Lender as follows:

3.1. Organization, Powers. Guarantor (i) is a limited liability company duly formed, validly existing and in good standing under the laws of the Commonwealth of Virginia; (ii) has the power and authority as a limited liability company to own its properties and assets and to carry on its business as now being conducted and as now contemplated; and (iii) has the power and authority as a limited liability company to execute, deliver and perform, and by all necessary action has authorized the execution, delivery and performance of, all of its obligations under this Guaranty and any other Loan Document to which it is a party.

3.2. Execution of Guaranty. This Guaranty and each other Loan Document to which Guarantor is a party have been duly executed and delivered by Guarantor. Execution, delivery and performance of this Guaranty and each other Loan Document to which Guarantor is a party will not: (i) violate any provision of law, order of any court, agency or instrumentality of government, or any provision of any indenture, agreement or other instrument to which it is a party or by which it or any of its properties is bound; (ii) result in the creation or imposition of any lien, charge or encumbrance of any nature, other than the liens created by the Loan Documents; and (iii) require any authorization, consent, approval, license, exemption of, or filing or registration with, any court or governmental authority.

3.3. Obligations of Guarantor. This Guaranty and each other Loan Document to which Guarantor is a party are the legal, valid and binding obligations of Guarantor, enforceable against it in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws or equitable principles relating to or affecting the enforcement of creditors’ rights generally. The loans or credit accommodations made by Lender to Borrower and the assumption by Guarantor of its obligations hereunder and under any other Loan Document to which Guarantor is a party will result in material benefits to Guarantor. This Guaranty was entered into by Guarantor for commercial purposes.

3.4. Litigation. There is no action, suit, or proceeding at law or in equity or by or before any governmental authority, agency or other instrumentality now pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor or any of its properties or rights which, if adversely determined, would materially impair or affect: (i) the value of any collateral securing the Liabilities; (ii) Guarantor’s right to carry on its business substantially as now conducted (and as now contemplated); (iii) its financial condition; or (iv) its capacity to consummate and perform its obligations under this Guaranty or any other Loan Document to which Guarantor is a party.

3.5. No Defaults. Guarantor is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained herein.

3.6. No Untrue Statements. No Loan Document or other document, certificate or statement furnished to Lender by or on behalf of Guarantor contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. Guarantor acknowledges that all such statements, representations and warranties shall be deemed to have been relied upon by Lender as an inducement to make the Loan to Borrower.

4. NO LIMITATION OF LIABILITY.

4.1. Without incurring responsibility to Guarantor, and without impairing or releasing the obligations of Guarantor to Lender, and without reducing the amount due under the terms of this Guaranty, Lender may at any time and from time to time, without the consent of or notice to Guarantor, upon any terms or conditions, and in whole or in part:

4.1.1. Change the manner, place or terms of payment of (including, without limitation, the interest rate and monthly payment amount), and/or change or extend the time for payment of, or renew or modify, any of the Liabilities, any security therefor, or any of the Loan Documents evidencing same, and the Guaranty herein made shall apply to the Liabilities and the Loan Documents as so changed, extended, renewed or modified;

4.1.2. Sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order, any property securing the Liabilities;

4.1.3. Exercise or refrain from exercising any rights against Borrower or other obligated parties (including Guarantor) or against any security for the Liabilities;

4.1.4. Settle or compromise any Liabilities, whether in a proceeding or not, and whether voluntarily or involuntarily, dispose of any security therefor (with or without consideration), and subordinate the payment of any of the Liabilities, whether or not due, to the payment of liabilities owing to creditors of Borrower other than Lender and Guarantor;

4.1.5. Apply any sums it receives, by whomever paid or however realized, to any of the Liabilities;

4.1.6. Add, release, settle, modify or discharge the obligation of any maker, endorser, guarantor, surety, obligor or any other party who is in any way obligated for any of the Liabilities;

4.1.7. Accept any additional security for the Liabilities; and/or

4.1.8. Take any other action which might constitute a defense available to, or a discharge of, Borrower or any other obligated party (including Guarantor) in respect of the Liabilities.

4.2. The invalidity, irregularity or unenforceability of all or any part of the Liabilities or any Loan Document, or the impairment or loss of any security therefor, whether caused by any action or inaction of Lender, or otherwise, shall not affect, impair or be a defense to Guarantor’s obligations under this Guaranty.

5. LIMITATION ON SUBROGATION. Until such time as the Liabilities are paid in full, Guarantor waives any present or future right to which Guarantor is or may become entitled to be subrogated to Lender’s rights against Borrower or to seek contribution, reimbursement, indemnification, payment or the like, or participation in any claim, right or remedy of Lender against Borrower or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises under contract, in equity, by statute, under common law or otherwise. If, notwithstanding such waiver, any funds or property shall be paid or transferred to Guarantor on account of such subrogation, contribution, reimbursement, or indemnification at any time when all of the Liabilities have not been paid in full, Guarantor shall hold such funds or property in trust for Lender and shall forthwith pay over to Lender such funds and/or property to be applied by Lender to the Liabilities.

6. COVENANTS.

6.1. Financial Statements; Compliance Certificate.

6.1.1. Guarantor shall furnish to Lender the following financial information, in each instance prepared in accordance with generally accepted accounting principles consistently applied:

(a) Not later than thirty (30) days after the filing with the Internal Revenue Service, a true, complete and signed copy of the federal tax return, including all schedules, of Guarantor.

(b) Such other information respecting the financial condition of Guarantor as Lender may from time to time reasonably request including, but not limited to, a financial statement.

6.1.2. Guarantor shall promptly notify Lender of the occurrence of any Default, Event of Default under this Guaranty or any other Loan Document, adverse litigation or material adverse change in its financial condition.

6.2. Subordination of Other Debts. Guarantor agrees: (a) to subordinate the obligations now or hereafter owed by Borrower to Guarantor (“Subordinated Debt”) to any and all obligations of Borrower to Lender now or hereafter existing while this Guaranty is in effect, provided however that Guarantor may receive regularly scheduled principal and interest payments on the Subordinated Debt so long as (i) all sums due and payable by Borrower to Lender have been paid in full on or prior to such date, and (ii) no event which is or, with the passage of time or giving of notice or both, could become an Event of Default shall have occurred and be continuing; (b) Guarantor will either place a legend indicating such subordination on every note, ledger page or other document evidencing any part of the Subordinated Debt or deliver such documents to Lender; and (c) except as permitted by this paragraph, Guarantor will not request or accept payment of or any security for any part of the Subordinated Debt, and any proceeds of the Subordinated Debt paid to Guarantor, through error or otherwise, shall immediately be forwarded to Lender by Guarantor, properly endorsed to the order of Lender, to apply to the Liabilities.

7. EVENTS OF DEFAULT.

Each of the following shall constitute a default (each, an “Event of Default”) hereunder:

7.1. Non-payment when due of any sum required to be paid to Lender under any of the Loan Documents or of any of the other Liabilities;

7.2. A breach by Guarantor of any other term, covenant, condition, obligation or agreement under this Guaranty, and the continuance of such breach for a period of thirty (30) days after written notice thereof shall have been given to Guarantor;

7.3. Any representation or warranty made by Guarantor in this Guaranty shall prove to be false, incorrect or misleading in any material respect as of the date when made;

7.4. An Event of Default under any of the Loan Documents.

8. REMEDIES.

8.1. Upon an Event of Default, all liabilities of Guarantor hereunder shall become immediately due and payable without demand or notice and, in addition to any other remedies provided by law, Lender may:

8.1.1. Enforce the obligations of Guarantor under this Guaranty.

8.1.2. To the extent not prohibited by and in addition to any other remedy provided by law, setoff against any of the Liabilities any sum owed by Lender in any capacity to Guarantor whether due or not.

8.1.3. Perform any covenant or agreement of Guarantor in default hereunder (but without obligation to do so) and in that regard pay such money as may be required or as Lender may reasonably deem expedient. Any costs, expenses or fees, including reasonable attorneys’ fees and costs, incurred by Lender in connection with the foregoing shall be included in the Liabilities guaranteed hereby, and shall be due and payable on demand, together with interest at the Default Rate (as defined and described in the Note), such interest to be calculated from the date of such advance to the date of repayment thereof. Any such action by Lender shall not be deemed to be a waiver or release of Guarantor hereunder and shall be without prejudice to any other right or remedy of Lender.

8.2. Settlement of any claim by Lender against Borrower, whether in any proceeding or not, and whether voluntary or involuntary, shall not reduce the amount due under the terms of this Guaranty, except to the extent of the amount actually paid by Borrower or any other obligated party and legally retained by Lender in connection with the settlement (unless otherwise provided for herein).

9. MISCELLANEOUS.

9.1. CONFESSION OF JUDGMENT. GUARANTOR DOES HEREBY AUTHORIZE AND EMPOWER ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE UNITED STATES TO APPEAR FOR GUARANTOR IN ANY COURT LOCATED WITHIN A JURISDICTION WHERE BORROWER OR AFFILIATES OF BORROWER OPERATE AND CONFESS JUDGMENT AGAINST GUARANTOR FOR THE PRINCIPAL SUM AND ANY AND ALL INTEREST DUE TO THE DATE OF CONFESSION OF JUDGMENT AND FOR COSTS OF SUIT AND AN ATTORNEY’S COMMISSION OF FIVE PERCENT (5%) OR FIFTEEN THOUSAND ($15,000.00) DOLLARS, WHICHEVER IS GREATER. FOR PURPOSES OF CONFESSING JUDGMENT IN THE COMMONWEALTH OF VIRGINIA, GUARANTOR HEREBY APPOINTS AND DESIGNATES J. PHILLIP LONDON, JR. AND GEORGE E. KOSTEL, ESQUIRE, EITHER OF WHOM MAY ACT AS GUARANTOR’S DULY CONSTITUTED ATTORNEY-IN-FACT, TO CONFESS JUDGMENT AGAINST GUARANTOR PURSUANT TO THE PROVISIONS OF THIS GUARANTY AND SECTION 8.01-432 OF THE CODE OF VIRGINIA (1950), AS AMENDED, WHICH JUDGMENT SHALL BE CONFESSED IN THE CIRCUIT COURT OF FAIRFAX COUNTY OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA. UPON LENDER’S REQUEST, GUARANTOR (i) SHALL NAME SUCH ADDITIONAL OR ALTERNATIVE PERSONS DESIGNATED BY LENDER AS GUARANTOR’S DULY CONSTITUTED ATTORNEY OR ATTORNEY-IN-FACT TO CONFESS JUDGMENT AGAINST GUARANTOR IN ACCORDANCE WITH THE TERMS OF THIS GUARANTY; AND (ii) SHALL AGREE TO THE DESIGNATION OF ANY ADDITIONAL CIRCUIT COURTS IN THE COMMONWEALTH OF VIRGINIA IN WHICH JUDGMENT MAY BE CONFESSED AGAINST GUARANTOR. NO SINGLE EXERCISE OF THE POWER TO CONFESS JUDGMENT GRANTED IN THIS SECTION SHALL EXHAUST THE POWER, REGARDLESS OF WHETHER SUCH EXERCISE IS RULED INVALID, VOID OR VOIDABLE BY ANY COURT. THE POWER TO CONFESS JUDGMENT GRANTED IN THIS SECTION MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE HOLDER OF THIS GUARANTY MAY ELECT. FURTHER, GUARANTOR HEREBY WAIVES AND RELEASES ALL ERRORS AND ALL RIGHTS TO EXEMPTION, APPEAL, STAY OF EXECUTION, OR INQUISITION OR EXTENSION UPON ANY LEVY UPON REAL ESTATE OR PERSONAL PROPERTY TO WHICH GUARANTOR

MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA OR ANY OTHER STATE WITHIN THE UNITED STATES NOW IN FORCE OR WHICH MAY HEREAFTER BE PASSED. THIS POWER AND AUTHORIZATION MAY BE USED AND REUSED AND SHALL NOT BE EXHAUSTED BY USE. THE PROVISIONS OF THIS SECTION 9.1 SHALL BE EXERCISABLE BY LENDER ONLY FOLLOWING AN EVENT OF DEFAULT HEREUNDER.

9.2. Remedies Cumulative. The rights and remedies of Lender, as provided herein and in any other Loan Document, shall be cumulative and concurrent, may be pursued separately, successively or together, may be exercised as often as occasion therefor shall arise, and shall be in addition to any other rights or remedies conferred upon Lender at law or in equity. The failure, at any one or more times, of Lender to exercise any such right or remedy shall in no event be construed as a waiver or release thereof. Lender shall have the right to take any action it deems appropriate without the necessity of resorting to any collateral securing this Guaranty.

9.3. Integration. This Guaranty and the other Loan Documents constitute the sole agreement of the parties with respect to the transaction contemplated hereby and supersede all oral negotiations and prior writings with respect thereto.

9.4. Attorneys’ Fees and Expenses. If Lender retains the services of counsel by reason of a claim of a default or an Event of Default hereunder or under any of the other Loan Documents, or on account of any matter involving this Guaranty, or for examination of matters subject to Lender’s approval under the Loan Documents, all costs of suit and all reasonable attorneys’ fees and such other reasonable expenses so incurred by Lender shall forthwith, on demand, become due and payable and shall be secured hereby.

9.5. No Implied Waiver. Lender shall not be deemed to have modified or waived any of its rights or remedies hereunder unless such modification or waiver is in writing and signed by Lender, and then only to the extent specifically set forth therein. A waiver in one event shall not be construed as continuing or as a waiver of or bar to such right or remedy on a subsequent event.

9.6. Waiver. Guarantor waives notice of acceptance of this Guaranty and notice of the Liabilities and waives notice of default, non-payment, partial payment, presentment, demand, protest, notice of protest or dishonor, and all other notices to which Guarantor might otherwise be entitled or which might be required by law to be given by Lender. Guarantor waives the right to marshalling of Borrower’s assets or any stay of execution and the benefit of all exemption laws, to the extent permitted by law, and any other protection granted by law to guarantors, now or hereafter in effect with respect to any action or proceeding brought by Lender against it. Guarantor irrevocably waives all claims of waiver, release, surrender, alteration or compromise and the right to assert against Lender any defenses, set-offs, counterclaims, or claims that Guarantor may have at any time against Borrower or any other party liable to Lender.

9.7. No Third Party Beneficiary. Except as otherwise provided herein, Guarantor and Lender do not intend the benefits of this Guaranty to inure to any third party and no third party (including Borrower) shall have any status, right or entitlement under this Guaranty.

9.8. Partial Invalidity. The invalidity or unenforceability of any one or more provisions of this Guaranty shall not render any other provision invalid or unenforceable. In lieu of any invalid or unenforceable provision, there shall be added automatically a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

9.9. Binding Effect. The covenants, conditions, waivers, releases and agreements contained in this Guaranty shall bind, and the benefits thereof shall inure to, the parties hereto and their respective heirs, executors, administrators, successors and assigns; provided, however, that this Guaranty cannot be assigned by Guarantor without the prior written consent of Lender, and any such assignment or attempted assignment by Guarantor shall be void and of no effect with respect to the Lender.

9.10. Modifications. This Guaranty may not be supplemented, extended, modified or terminated except by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

9.11. Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE COMMONWEALTH OF VIRGINIA OR IN THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA; PROVIDED THAT NOTHING IN THIS GUARANTY SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION IN WHICH BORROWER OR AFFILIATES OF BOROWER OPERATE. GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE COMMONWEALTH OF VIRGINIA AND OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF VIRGINIA. FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE, GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE COMMONWEALTH OF VIRGINIA. GUARANTOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY SUCH CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

9.12. Notices. All notices and communications under this Guaranty shall be in writing and shall be given by either (a) hand-delivery, (b) certified or registered mail, post prepaid, return receipt requested, or (c) reliable overnight commercial courier (charges prepaid), to the addresses listed in this Guaranty. Notice shall be deemed to have been given and received: (i) if by hand delivery, upon delivery; (ii) if by certified or registered mail, return receipt requested, upon receipt or rejection; and (iii) if by overnight courier, on the date scheduled for delivery. A party may change its address by giving written notice to the other party as specified herein.

9.13. Governing Law. This Guaranty shall be governed by and construed in accordance with the substantive laws of the Commonwealth of Virginia without reference to conflict of laws principles.

9.14. Continuing Enforcement. If, after receipt of any payment of all or any part of the Liabilities, Lender is compelled or agrees, for settlement purposes, to surrender such payment to any person or entity for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Guaranty shall continue in full force and effect or be reinstated, as the case may be, and Guarantor shall be liable for, and shall indemnify, defend and hold harmless Lender with respect to the full amount so surrendered. The provisions of this Section shall survive the termination of this Guaranty and shall remain effective notwithstanding the payment of the Liabilities, the cancellation of the Notes, this Guaranty or any other Loan Document, the release of any security interest, lien or encumbrance securing the Liabilities or any other action which Lender may have taken in reliance upon its receipt of such payment. Any cancellation, release or other such action shall be deemed to have been conditioned upon any payment of the Liabilities having become final and irrevocable.

9.15. WAIVER OF JURY TRIAL. GUARANTOR AND LENDER AGREE THAT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY LENDER OR GUARANTOR ON OR WITH RESPECT TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. LENDER AND GUARANTOR EACH HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY AND INTELLIGENTLY, AND WITH THE ADVICE OF THEIR RESPECTIVE COUNSEL, WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. GUARANTOR ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS GUARANTY AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS GUARANTY.

9.16. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN

THEM THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS GUARANTY, ANY OTHER LOAN DOCUMENT OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL EITHER PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR (1) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (2) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES IT MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE SAME IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE.

IN WITNESS WHEREOF, Guarantor, intending to be legally bound, has duly executed and delivered this Guaranty Agreement as of the day and year first above written.

GUARANTOR:
WITNESS:	COMSTOCK POTOMAC YARD, L.C., a Virginia limited liability company

	By:	Comstock Homebuilding Companies, Inc., its Manager

By:
Name:
Title: